1 Error! Unknown document property name. EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated to be effective as of July 19, 2024 (this “Amendment”) is made among SUPER MICRO COMPUTER, INC., a Delaware corporation (“SMCI”, together with any other party hereto as a Borrower, individually, a “Borrower” and, collectively, the “Borrowers”), the Lenders (as defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Agent”). Background A. WHEREAS, Borrowers, Agent and the financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Loan and Security Agreement, dated as of April 19, 2018, (as amended, restated, amended and restated, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement, as amended hereby. B. WHEREAS, Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Borrowers, Agent and Lenders hereby agree as follows: Agreement 1. Amendments to the Loan Agreement. (a) New Definitions. The following new definitions shall hereby be added to Section 1.1 of the Loan Agreement in proper alphabetical order, to read as follows: BofA Bridge Facility: the unsecured Debt in an aggregate outstanding amount not to exceed $500,000,000, pursuant to that certain Term Loan Credit Agreement dated as of July 19, 2024 by and among Borrower, various lenders party thereto, Bank of America, N.A., as administrative agent for such lenders and BofA Securities, Inc., as sole lead arranger and sole bookrunner. Cash Dominion Waiver Period: the period commencing on the Eighth Amendment Effectiveness Date and ending on the day which is 60 days after the Eighth Amendment Effectiveness Date. Eighth Amendment Effectiveness Date: July 19, 2024. (b) Amendment to the Definition of “Dominion Trigger Period” in Section 1.1 of the Loan Agreement. The definition of “Dominion Trigger Period” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2 Error! Unknown document property name. Dominion Trigger Period: the period (a) commencing on any day after the Cash Dominion Waiver Period that (i) an Event of Default occurs, or (ii) Global Availability is less than the greater of (x) $35,000,000 and (y) 15% of the Global Borrowing Base; and (b) continuing until, during each of the preceding 60 consecutive days, no Event of Default has existed and Global Availability has been more than the greater of (x) $35,000,000 and (y) 15% of the Global Borrowing Base; provided that during the Cash Dominion Waiver Period, solely with respect to Sections 5.7 and 8.2.4, no Dominion Trigger Period shall be deemed to have occurred. (c) Amendment to the Definition of “Restrictive Agreement” in Section 1.1 of the Loan Agreement. The definition of “Restrictive Agreement” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: Restrictive Agreement: an agreement (other than a Loan Document and the documents evidencing the BofA Bridge Facility) that conditions or restricts the right of any Borrower, Subsidiary or other Obligor to incur or repay Borrowed Money, to grant Liens on any assets, to declare or make Distributions, to modify, extend or renew any agreement evidencing Borrowed Money, or to repay any intercompany Debt. (d) Amendment to Section 10.2.1 of the Loan Agreement. Clause (m) of Section 10.2.1 of the Loan Agreement is hereby amended and restated in its entirety and clause (n) is hereby added to Section 10.2.1 as follows: (m) the BofA Bridge Facility; and (n) Debt that is not included in any of the preceding clauses of this Section, is not secured by a Lien and does not exceed $5,000,000 in the aggregate at any time. 2. Representations and Warranties. In order to induce Agent and each Lender to enter into this Amendment, each Borrower represents and warrants to Agent and each Lender that the following statements are true, correct and complete on and as of the date hereof: (a) Representations and Warranties. The execution, delivery and performance of this Amendment has been duly authorized and this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. Each Borrower hereby represents and warrants to Agent and each Lender as of the date hereof no Default or Event of Default shall have occurred and be continuing. The information included in any Beneficial Ownership Certification is true and correct in all respects. (b) Incorporation of Representations and Warranties from Loan Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent

3 Error! Unknown document property name. such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. 3. Effectiveness. This Amendment shall become effective, as of the date first set forth above upon receipt by the Agent of the executed counterparts of this Amendment from the Borrowers and each of the Lenders. 4. Binding Effect; Ratification. (a) Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Borrowers and Lenders and their respective successors and assigns. (b) On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby. (c) Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto. 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE SUBJECT TO SECTIONS 14.15, 14.16 AND 14.17 OF THE LOAN AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE. (b) Borrowers agree to pay on demand all reasonable and documented out of pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto. (c) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment. (d) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. [Signature Page Follows]

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: SUPER MICRO COMPUTER, INC., a Delaware corporation By: /s/ Charles Liang Name: Charles Liang Title: Chief Executive Officer, President, Chairman

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and a Lender By: /s/ Sunnie Kim Name: Sunnie Kim Title: Senior Vice President

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE ING CAPITAL LLC, as a Lender By: /s/ Jean Grasso Name: Jean Grasso Title: Managing Director By: /s/ Jeff Chu Name: Jeff Chu Title: Director

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Richard Barnsley Name: Richard Barnsley Title: Senior Vice President, Corporate Banking

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE BMO BANK, N.A., as a Lender By: /s/ Samantha Mendez Name: Samantha Mendez Title: Vice President